                                                                    EXHIBIT 10.2


                               GUARANTY AGREEMENT


      THIS GUARANTY AGREEMENT (as amended, restated, supplemented or otherwise modified, this "Guaranty"), dated as of October 16, 2001 is made by certain subsidiaries of PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Borrower"), party hereto on the Closing Date or otherwise joined as a party hereto (such subsidiaries collectively, the "Guarantors", and each, a "Guarantor"), in favor of FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent (the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders") from time to time parties to the Credit Agreement (as defined below).

                              STATEMENT OF PURPOSE

      Pursuant to the terms of the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent, the Lenders have agreed to extend certain credit facilities to the Borrower as more specifically described in the Credit Agreement.

      The Borrower and the Guarantors, though separate legal entities, are a part of a common business enterprise, and all Extensions of Credit under the Credit Agreement to the Borrower will inure, directly or indirectly, to the benefit of each of the Guarantors.

      In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested that each Guarantor execute and deliver this Guaranty, and each of the Guarantors has agreed to do so pursuant to the terms hereof.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Administrative Agent and the Lenders to enter into and to make available Extensions of Credit pursuant to the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders as follows:

      SECTION 1. Definitions. Capitalized terms used and not otherwise defined in this Guaranty, including the preambles and recitals hereof, shall have the meanings ascribed to them in the Credit Agreement. In the event of a conflict between capitalized terms defined herein and in the Credit Agreement, the Credit Agreement shall control.

      SECTION 2. Terms of the Guaranty.

      (a) Guaranty of Obligations of Guarantors. Each Guarantor hereby, jointly and severally with the other Guarantors, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself and the Lenders, and their respective permitted successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment or endorsement, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such Obligations, including all renewals, extensions or modifications thereof (all Obligations to the Administrative Agent or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

      (b) Bankruptcy Limitations on Guarantors. Notwithstanding anything to the contrary contained in paragraph (a) above, it is the intention of each Guarantor and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Guarantor or its assets, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Section 547, Section 548, Section 550 and other "avoidance" provisions of Title 11 of the United States Code) applicable in any such proceeding to such Guarantor and this Guaranty (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that such Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the first sentence of this subsection (b) shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of the Administrative Agent hereunder against such Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

      (c) Mutual Grant of Present Right of Contribution and Indemnity. To the extent that the value as of the time of execution of this Guaranty of the benefits received by any Guarantor by reason of matters stated in the preamble (whether determined under a standard of "fair value,"

"reasonably equivalent value" or any other valuation standard under Applicable
Law) is less than the sum of the Guaranteed Obligations incurred by such Guarantor to Administrative Agent and the Lenders plus such Guarantor's liability under this Section 2(c), then subject only to Section 11 hereof and in addition to all other rights and remedies such Guarantor has or may have under Applicable Law, each remaining Guarantor respectively agrees that such Guarantor has the present right to recover the amount of such excess from the remaining Guarantors, which right shall be enforceable jointly and severally against the remaining Guarantors to the full extent that the Guaranteed Obligations are enforceable against such Guarantor. Without limiting the foregoing, in the event any Guarantor is required, by reason of this Guaranty, to pay an amount in excess of the value of the benefit such Guarantor is deemed to have received by reason of matters described in the preamble of this Guaranty, the remaining Guarantors jointly and severally agree to pay such Guarantor, upon demand, the amount of such excess. Subject only to the provisions of Section 11 hereof, such Guarantor shall be subrogated to any and all rights of the Administrative Agent and the Lenders against the remaining Guarantors to the extent of such excess payment.

      SECTION 3. Nature of Guaranty. Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

            (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Credit Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower, any Subsidiary thereof or any Affiliate thereof is or may become a party;

            (b) the absence of any action to enforce this Guaranty, the Credit Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, the Credit Agreement or any other Loan Document;

            (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty);

            (d) any structural change in, restructuring of or other similar change of the Borrower or any of its Subsidiaries; or

            (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that, subject to the first sentence in Section 2(b) hereof, its obligations under this Guaranty shall not be discharged until the final indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Aggregate

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Commitment. To the extent permitted by Applicable Law, each Guarantor expressly waives all rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against the Borrower or any other Person or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. To the extent permitted by Applicable Law, each Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, such Guarantor, any other guarantor or any other Person or any security for the payment and performance of the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or such Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Credit Agreement and the other Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into the Credit Agreement and the other Loan Documents.

      SECTION 4. Demand by the Administrative Agent. In addition to the terms set forth in Section 3 hereof, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Credit Agreement are declared to be immediately due and payable, then the Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Guarantors, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available Dollars to an account designated by the Administrative Agent or at the address referenced herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

      SECTION 5. Waivers. In addition to the waivers contained in Section 3 hereof, each Guarantor, to the extent permitted by Applicable Law, waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. Each Guarantor further hereby waives, to the extent permitted by Applicable Law, diligence, presentment, demand, protest and notice (except as specifically required herein) of whatever kind or nature with respect to any of the Guaranteed Obligations and waives, to the extent permitted by Applicable Law, the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrower whether now existing or which may arise in the future.

      SECTION 6. Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Lenders and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, the Administrative Agent and the Lenders, the obligations of the Borrower under the Credit Agreement and the other Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons as permitted under the Credit Agreement, any reference to an "Administrative Agent", or "Lender" herein shall be deemed to refer equally to such Person or Persons.

      SECTION 7. Modification of Loan Documents etc. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:

            (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

            (b) take any action under or in respect of the Credit Agreement or the other Loan Documents in the exercise of any remedy, power or privilege contained therein or available to any of them at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

            (c) amend or modify, in any manner whatsoever, the Credit Agreement or the other Loan Documents;

            (d) extend or waive the time for performance by any Guarantor, any other guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Credit Agreement or any other Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

            (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of any Guarantor, any other guarantor or the Borrower to the Administrative Agent or the Lenders;

            (f) release anyone who may be liable in any manner for the payment of any amounts owed by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender;

            (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor, any other guarantor or the Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

            (h) apply any sums by whomever paid or however realized to any Guaranteed Obligations owing by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion;

then neither the Administrative Agent nor any Lender shall incur any liability to any Guarantor as a result thereof, and no such action shall impair or release the obligations of any Guarantor under this Guaranty.

      SECTION 8. Reinstatement. Each Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Administrative Agent or any Lender to the Borrower, its estate, trustee, receiver or any other Person, including, without limitation, any Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

      SECTION 9. Representations and Warranties. To induce the Lenders to make any Extensions of Credit, each Guarantor hereby represents and warrants that:

            (a) such Guarantor has the corporate, partnership or limited liability company right, power and authority to execute, deliver and perform this Guaranty and has taken all necessary corporate, partnership or limited liability company action to authorize its execution, delivery and performance of, this Guaranty;

            (b) this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (c) the execution, delivery and performance of this Guaranty will not violate any Applicable Law or contractual obligation of such Guarantor and will not result in the creation or imposition of any Lien upon or with respect to any property or revenues of such Guarantor;

            (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

            (e) no actions, suits or proceedings before any arbitrator or Governmental Authority are pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties with respect to this Guaranty or any of the transactions contemplated hereby;

            (f) such Guarantor has such title to the real property owned by it and a valid leasehold interest in the real property leased by it, and has good and marketable title to all of its personal property sufficient to carry on its business free of any and all Liens of any type whatsoever, except those permitted by Section 10.3 of the Credit Agreement; and

            (g) as of the Closing Date (or such later date upon which such Guarantor became a party hereto), such Guarantor (i) has capital sufficient to carry on its business and transactions and all business and transactions in which it engages and is able to pay its debts as they mature, (ii) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies) and (iii) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature, subject in each case to the first sentence in Section 2(b) hereof.

      SECTION 10. Remedies. Upon the occurrence and during the continuance of any Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Credit Agreement or the other Loan Documents or otherwise.

      SECTION 11. No Subrogation. Notwithstanding any payment or payments by any of the Guarantors hereunder, or any set-off or application of funds of any of the Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or the other Guarantors or any other guarantors or against any collateral security held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Guaranteed

Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

      SECTION 12. Expenses. All costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Administrative Agent or any Lender in enforcing or protecting their rights or remedies hereunder shall be payable by the Guarantors on demand and shall bear interest (after as well as before judgment) until paid at the interest rate then applicable to Base Rate Loans under the Credit Agreement and shall be additional Guaranteed Obligations hereunder.

      SECTION 13. Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 13.1 of the Credit Agreement; provided that notices and communications to the Guarantors shall be directed to the Guarantors at the address of the Borrower set forth in
Section 13.1 of the Credit Agreement.

      SECTION 14. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns. This Guaranty shall be binding on each Guarantor and its successors and assigns; provided that no Guarantor may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

      SECTION 15. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Guaranty may be amended or waived, nor may any consent be given, except in the manner set forth in Section 13.11 of the Credit Agreement.

      SECTION 16. Powers Coupled with an Interest. All authorizations and agencies herein contained are irrevocable and powers coupled with an interest.

      SECTION 17. Governing Law. This Guaranty shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

      SECTION 18. Jurisdiction and Venue.

      (a) Jurisdiction. The Guarantors hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations. The Guarantors hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 13.1 of the Credit Agreement. Nothing in this Section 18 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Guarantor or its properties in the courts of any other jurisdictions.

      (b) Venue. The Guarantors hereby irrevocably waive any objection they may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Guaranty, any other Loan Document or the rights and obligations of the parties hereunder. The Guarantors irrevocably waive, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum

      SECTION 19. Binding Arbitration; Waiver of Jury Trial; Preservation of Remedies.

      (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty ("Disputes"), between or among parties hereto shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from this Guaranty, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Guaranty. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitations shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one hundred twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein.

      (b) Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS AND THE GUARANTORS HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS

GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

      (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Guaranty or under Applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale,
(ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, and (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

      SECTION 20. Injunctive Relief; Punitive Damages.

      (a) Each Guarantor recognizes that, in the event any such Person fails to perform, observe or discharge any of its obligations or liabilities under this Guaranty, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Guarantor agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      (b) Each Guarantor hereby agrees that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

      SECTION 21. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      SECTION 22. Headings. The various headings of this Guaranty are inserted for convenience only and shall not affect the meaning or interpretation of this Guaranty or any provisions hereof.

      SECTION 23. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty under seal as of the date first above written.


[CORPORATE SEAL]                        KENNETH O. LESTER COMPANY, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        HALE BROTHERS SUMMIT, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        CARO FOODS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        FRESH ADVANTAGE, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        SOUTHLAND DISTRIBUTION SYSTEMS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[Guaranty Agreement]

[CORPORATE SEAL]                        POCAHONTAS FOODS, USA, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        PERFORMANCE FOOD GROUP OF GEORGIA, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        T&S TRANSPORTATION OF RICHMOND, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        AFI FOOD SERVICE DISTRIBUTORS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        ALLIANCE FOODSERVICE, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[Guaranty Agreement]

[CORPORATE SEAL]                        PERFORMANCE FOOD GROUP OF TEXAS, L.P.

                                        By: Performance Food Group Company of
                                            Texas, Inc., as General Partner


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        PERFORMANCE FOOD GROUP COMPANY OF TEXAS,
                                        INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        PFG HOLDING, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        VIRGINIA FOODSERVICE GROUP, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        AFFLINK INCORPORATED


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[Guaranty Agreement]

[CORPORATE SEAL]                        CARROLL COUNTY FOODS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        NORTHCENTER FOODSERVICE CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        PFG-LESTER BROADLINE, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        REDI-CUT FOODS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        K.C. SALAD HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[Guaranty Agreement]

[CORPORATE SEAL]                        KANSAS CITY SALAD, L.L.C.

                                        By: K.C. Salad Holdings, Inc., its
                                            manager


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        K. C. SALAD REAL ESTATE L.L.C.

                                        By K.C. Salad Holdings, Inc., its member


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        EMPIRE SEAFOOD HOLDING CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        EMPIRE SEAFOOD, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        EMPIRE IMPORTS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[Guaranty Agreement]

[CORPORATE SEAL]                        PERFORMANCE TRANSPORTATION SYSTEMS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        SPRINGFIELD FOODSERVICE CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        FRESH INTERNATIONAL CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        TRANSFRESH CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        FRESH EXPRESS INCORPORATED


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[Guaranty Agreement]

                          GUARANTY AGREEMENT SUPPLEMENT

      GUARANTY AGREEMENT SUPPLEMENT, dated as of __________, _____ (the "Supplement"), made by ____________________, a __________ corporation (the "New
Guarantor"), in favor of First Union National Bank, as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement (as defined in the Guaranty Agreement referred to below) for the ratable benefit of itself and the Lenders (as defined in the Guaranty Agreement referred to below).

      Section 1. Reference is hereby made to the Guaranty Agreement dated as of October 16, 2001 (as amended, restated supplemented or otherwise modified as of the date hereof, the "Guaranty Agreement"), made by certain subsidiaries of Performance Food Group Company (the "Borrower") party thereto on the Closing Date or otherwise joined as a party thereto (such subsidiaries collectively, the "Guarantors", and each, a "Guarantor"), in favor of the Administrative Agent for the benefit of itself and the Lenders. This Supplement supplements the Guaranty Agreement, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Guaranty Agreement.

      Section 2. The New Guarantor hereby agrees to unconditionally guarantee to the Administrative Agent, for the ratable benefit of itself and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrower to the same extent and upon the same terms and conditions as are contained in the Guaranty Agreement.

      Section 3. The New Guarantor hereby agrees that by executing this Supplement it is a party to the Guaranty Agreement as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Guarantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Guarantor agrees that the "Guaranty Agreement" or "Guaranty" as used therein or in any other Loan Documents shall mean the Guaranty Agreement as supplemented hereby.

      Section 4. The New Guarantor hereby acknowledges it has received a copy of the Guaranty Agreement and that it has read and understands the terms thereof.

      IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.

[CORPORATE SEAL]                        [INSERT NAME OF NEW SUBSIDIARY]

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------